EXHIBIT 21

SUBSIDIARIES OF STANLEY BLACK & DECKER, INC.

The following is a list of all active subsidiaries of Stanley Black & Decker, Inc. as of January 3, 2026. All subsidiaries are included in the Consolidated Financial Statements of Stanley Black & Decker, Inc.

U.S. Subsidiaries
Corporate Name	Jurisdiction of Incorporation/ Organization
3-V Fastener Co., LLC	Delaware
8 Commerce Drive, LLC	California
AeroFit LLC	Connecticut
B&D Holdings, Inc.	Maryland
Bagley Road LLC	Ohio
BDK FAUCET HOLDINGS INC.	Delaware
BLACK & DECKER (IRELAND) INC.	Delaware
BLACK & DECKER (U.S.) INC.	Maryland
BLACK & DECKER DE PANAMA LLC	Maryland
BLACK & DECKER GROUP, LLC	Delaware
BLACK & DECKER HEALTHCARE MANAGEMENT INC.	Maryland
BLACK & DECKER HOLDINGS, LLC	Delaware
BLACK & DECKER INC.	Delaware
BLACK & DECKER INVESTMENT COMPANY, LLC	Delaware
BLACK & DECKER INVESTMENTS (AUSTRALIA) LIMITED	Maryland
BLACK & DECKER INVESTMENTS LLC	Maryland
BLACK & DECKER MEXFIN LLC	Delaware
BLACK & DECKER PUERTO RICO INC.	Delaware
BLACK & DECKER SHELBYVILLE, LLC	Kentucky
Bostitch-Holding, L.L.C.	Delaware
Bristol Industries, LLC	Delaware
CAM International Holdings, Inc.	Delaware
Consolidated Aerospace Manufacturing, LLC	Delaware
Cub Cadet LLC	Ohio
DEVILBISS AIR POWER COMPANY	Delaware
DIYZ, LLC	Delaware
Doncasters US Holdings LLC (*f.k.a. Inc.)	Delaware
EAP Acquisition Co., LLC	Delaware
EMHART HARTTUNG INC.	Delaware
Excel Industries, LLC (*f.k.a. Inc.)	Kansas
Hustler Turf Equipment, LLC (*f.k.a. Inc.)	Kansas
JAFFORD LLC	Maryland
JennCo1, Inc.	Delaware
Moeller Manufacturing & Supply, LLC	California
MTD Consumer Group Inc.	Ohio
MTD Holdings Inc.	Ohio
MTD International Operations Inc.	Delaware
MTD LLC	Ohio
MTD Products Company	Ohio
MTD Products Inc.	Delaware
MTD Southwest Holdco LLC	Ohio

U.S. Subsidiaries (continued)
Corporate Name	Jurisdiction of Incorporation/ Organization
MTD Southwest Inc.	Ohio
Nelson Stud Welding International, LLC	Delaware
Nelson Stud Welding Inc.	Delaware
New FEP Co., LLC	Connecticut
NEWFREY LLC	Delaware
P&B Re Holdings, LLC	Delaware
PORTER-CABLE ARGENTINA, LLC	Minnesota
Prikos & Becker, LLC	Delaware
QRP, Inc.	Delaware
Remington, LLC	Ohio
RIGHTCO II, LLC	Delaware
SBD CAYMAN LLC	Delaware
SBD Insurance, Inc.	Connecticut
SBD Property Holdings, LLC	Delaware
SBD UK Canada Holdings, Inc.	Delaware
Spiegelberg Manufacturing Inc.	Ohio
SPIRALOCK CORPORATION	Michigan
Stanley Atlantic Inc.	Delaware
Stanley Black & Decker Asia Holdings, LLC	Delaware
Stanley Black & Decker Cayman International Holdings LLC	Delaware
Stanley Black & Decker Cayman Holdings, Inc.	Delaware
Stanley Black & Decker Chile, L.L.C.	Delaware
Stanley Black & Decker Finance 1 LLC	Delaware
Stanley Black & Decker Finance 2 LLC	Delaware
Stanley Canada Holdings, L.L.C.	Delaware
Stanley Engineered Fastening LLC	Delaware
Stanley Fastening Systems, L.P.	Delaware
Stanley Housing Fund, Inc.	Delaware
Stanley Industrial & Automotive, LLC	Delaware
Stanley International Holdings, Inc.	Delaware
Stanley Logistics, L.L.C.	Delaware
Stanley Safety Corporation, LLC	Delaware
Stanley Security Solutions, Inc.	Indiana
THE BLACK & DECKER CORPORATION	Maryland
THE E.A. PATTEN CO., LLC	Connecticut
The Farmington River Power Company	Connecticut
The Ferry Cap & Set Screw Company	Ohio
Troy-Bilt LLC	Ohio
Voss Industries, Inc.	Ohio
Zag USA, Inc.	Delaware

Foreign Subsidiaries
Corporate Name	Jurisdiction of Incorporation/ Organization
BLACK & DECKER ARGENTINA S.A.	Argentina
MTD Products Australia Party LTD	Australia
Powers Fasteners Australasia Pty Limited	Australia

Foreign Subsidiaries (continued)
Corporate Name	Jurisdiction of Incorporation/ Organization
Powers Rawl Pty. Ltd.	Australia
Rawl Australasia Pty. Ltd.	Australia
Rawlplug Unit Trust	Australia
SBD Victoria Holdings 1 Pty Ltd	Australia
SBD Victoria Holdings 2 Pty Ltd	Australia
Stanley Black & Decker Australia Pty Ltd	Australia
Stanley Black & Decker Holdings Australia Pty Ltd	Australia
The Stanley Works Pty Ltd	Australia
Stanley Black & Decker Austria GmbH	Austria
Stanley Black & Decker (Barbados) SRL	Barbados
STANLEY BLACK & DECKER FINANCE SRL	Barbados
Black & Decker Limited BV	Belgium
Facom Belgie BV	Belgium
Stanley Black & Decker Belgium BV	Belgium
Stanley Black & Decker Latin American Holding BV	Belgium
Stanley Black & Decker Logistics BV	Belgium
Stanley Europe BV	Belgium
Stanley Security Europe BV	Belgium
BDB Ferramentas do Brasil Ltda	Brazil
BLACK & DECKER DO BRASIL LTDA.	Brazil
Irwin Industrial Tool Ferramentas do Brasil Ltda.	Brazil
M. HART DO BRASIL LTDA.	Brazil
REFAL INDUSTRIA E COMERCIO DE REBITES E REBITADEIRAS LTDA.	Brazil
Stanley Black & Decker Bulgaria EOOD	Bulgaria
2315708 Ontario Inc.	Canada
Mac Tools Canada Inc.	Canada
MTD Products Limited	Canada
Nelson Stud Welding Canada, Inc.	Canada
SBD CANADA LIQUIDITY HOLDINGS ULC	Canada
STANLEY BLACK & DECKER CANADA HOLDINGS ULC	Canada
STANLEY BLACK & DECKER CANADA CORPORATION	Canada
Besco Investment Group Co. Ltd.	Cayman Islands
JOINTECH CORPORATION, LTD.	Cayman Islands
SBD Cayman Consolidated Holdings L.P.	Cayman Islands
WINTECH CORPORATION LIMITED	Cayman Islands
MAQUINAS y HERRAMIENTAS BLACK & DECKER de CHILE S.A.	Chile
BLACK & DECKER (SUZHOU) CO., LTD	China
BLACK & DECKER (SUZHOU) POWER TOOLS CO., LTD.	China
BLACK & DECKER (SUZHOU) PRECISION MANUFACTURING CO., LTD.	China
BLACK & DECKER SSC CO., LTD.	China
GUANGZHOU EMHART FASTENING SYSTEM CO., LTD.	China
INFASTECH FASTENING SYSTEMS (WUXI) LIMITED	China
INFASTECH (SHENZHEN) LIMITED	China
INFASTECH TYT PRECISION MANUFACTURING (SHENZHEN) LIMITED	China
Jiangsu Guoqiang Tools Co., Ltd.	China
MTD Machinery (Suzhou) Co., Ltd.	China

Foreign Subsidiaries (continued)
Corporate Name	Jurisdiction of Incorporation/ Organization
Powers Shanghai Trading Ltd.	China
Shanghai Emhart Fastening System Co., Ltd.	China
Stanley Black & Decker Engineered Fastening (Nantong) Co., Ltd	China
Stanley Black & Decker Precision Manufacturing (Shenzhen) Co., Ltd.	China
The Stanley Works (Shanghai) Co., Ltd.	China
The Stanley Works (Shanghai) Management Co., Ltd.	China
The Stanley Works (Zhongshan) Tool Co., Ltd.	China
Yong Ru Plastics Industry (Suzhou) Co., Ltd	China
Stanley Black & Decker Colombia Services S.A.S.	Colombia
Black & Decker de Colombia S.A.S.	Colombia
BLACK AND DECKER DE COSTA RICA LIMITADA	Costa Rica
STANLEY BLACK & DECKER CYPRUS FINANCE LTD	Cyprus
M.P.N. HOLDINGS LIMITED	Cyprus
STANLEY BLACK AND DECKER CYPRUS ONE HOLDINGS LTD	Cyprus
STANLEY BLACK & DECKER INTERNATIONAL HOLDINGS LTD	Cyprus
Black & Decker (Czech) s.r.o.	Czech Republic
Stanley Black & Decker Czech Republic s.r.o.	Czech Republic
EMHART HARTTUNG A/S	Denmark
BLACK & DECKER DEL ECUADOR S.A.	Ecuador
Stanley Black & Decker Finland Oy	Finland
Nelson Soudage de Goujons SAS	France
Novia SWK SAS	France
Pro One Finance SAS	France
Stanley Black & Decker Distribution SAS	France
STANLEY BLACK & DECKER FRANCE SAS	France
Stanley Black & Decker France Services SAS	France
Stanley Black & Decker Manufacturing SAS	France
Stanley Engineered Fastening France SAS	France
B.B.W. BAYRISCHE BOHRERWERKE GmbH	Germany
BLACK & DECKER INTERNATIONAL HOLDINGS B.V. & CO. KG	Germany
Horst Sprenger GmbH recycling-tools	Germany
MTD Deutschland GmbH & Co. KG	Germany
MTD Deutschland Verwaltungsgeschellschaft mbH	Germany
MTD Europe Holding GmbH	Germany
Nelson Bolzenschweiß-Technik GmbH & Co. KG	Germany
Nelson Bolzenschweiß-Technik GmbH Verwaltungs GmbH	Germany
Stanley Black & Decker Deutschland GmbH	Germany
Stanley Black & Decker Outdoor GmbH	Germany
Stanley Engineered Fastening Industrial Deutschland GmbH	Germany
Stanley Feinwerktechnik GmbH	Germany
Stanley Grundstuecksverwaltungs GmbH	Germany
TUCKER GmbH	Germany
STANLEY BLACK & DECKER (HELLAS) EPE	Greece
BDC International Limited	Hong Kong
BD Precision (Hong Kong) Limited	Hong Kong
BD Suzhou (Hong Kong) Limited	Hong Kong

Foreign Subsidiaries (continued)
Corporate Name	Jurisdiction of Incorporation/ Organization
BD Suzhou Power Tools (Hong Kong) Limited	Hong Kong
BLACK & DECKER HONG KONG LIMITED	Hong Kong
EMHART GUANGZHOU (HONG KONG) LIMITED	Hong Kong
HANGTECH LIMITED	Hong Kong
INFASTECH (CHINA) LIMITED	Hong Kong
INFASTECH COMPANY LIMITED	Hong Kong
MTD Asia Hong Kong Limited	Hong Kong
SPIRALOCK GLOBAL VENTURES, LIMITED	Hong Kong
Stanley Black & Decker Limited	Hong Kong
STANLEY BLACK & DECKER HUNGARY KORALTOLT FELELOSSEGU TARSASAG	Hungary
MTD Products India Private India Limited	India
Stanley Black & Decker India Private Limited	India
Stanley Engineered Fastening India Private Limited	India
PT STANLEY BLACK & DECKER	Indonesia
Baltimore Financial Services Company Unlimited Company	Ireland
Belco Investments Company Unlimited Company	Ireland
Black & Decker International Finance 1 Unlimited Company	Ireland
Black & Decker International Finance 3 Designated Activity Company	Ireland
Chesapeake Falls Holdings Company Unlimited Company	Ireland
Gamrie Designated Activity Company	Ireland
Panalok Limited	Ireland
SBD European Security Investment Unlimited Company	Ireland
Stanley Black & Decker Finance Unlimited Company	Ireland
Stanley Black & Decker International Finance 2 Unlimited Company	Ireland
Stanley Black & Decker International Finance 3 Unlimited Company	Ireland
Stanley Black & Decker International Finance 4 Unlimited Company	Ireland
Stanley Black & Decker International Finance 5 Unlimited Company	Ireland
Stanley Black & Decker Ireland Unlimited Company	Ireland
Stanley Black & Decker Latin American Investment Unlimited Company	Ireland
F. Robotics Acquisitions Ltd.	Israel
K.And.M. Holdco Products Ltd.	Israel
The Stanley Works Israel Ltd.	Israel
DeWALT INDUSTRIAL TOOLS S.p.A.	Italy
Stanley Black & Decker Italia S.r.l.	Italy
Stanley Engineered Fastening Italy S.r.l.	Italy
SWK Utensilerie S.r.l.	Italy
NIPPON POP RIVETS & FASTENERS, LTD.	Japan
Stanley Black & Decker Industrial Korea Limited	Korea, Republic of
BLACK & DECKER (OVERSEAS) GmbH	Liechtenstein
BLACK & DECKER ASIA MANUFACTURING HOLDINGS 1 S.à.r.l.	Luxembourg
BLACK & DECKER ASIA MANUFACTURING HOLDINGS 2 S.à.r.l.	Luxembourg
BLACK & DECKER GLOBAL HOLDINGS S.à.r.l.	Luxembourg
BLACK & DECKER INTERNATIONAL HOLDINGS S.A.R.L.	Luxembourg
BLACK & DECKER LUXEMBOURG S.A.R.L.	Luxembourg
BLACK & DECKER TRANSASIA S.à.r.l.	Luxembourg
CHESAPEAKE INVESTMENTS COMPANY S.A.R.L.	Luxembourg

Foreign Subsidiaries (continued)
Corporate Name	Jurisdiction of Incorporation/ Organization
Constellation (Luxembourg) Holdings S.à r.l.	Luxembourg
Lux Star International S.à r.l.	Luxembourg
SBD European Security Holdings S.à r.l.	Luxembourg
SBD Niscayah S.à r.l.	Luxembourg
Stanley Black & Decker Holdings S.à r.l.	Luxembourg
Stanley Black & Decker Partnership Japan Holdings S.à r.l.	Luxembourg
Stanley Black & Decker Partnership Japan SCS	Luxembourg
Stanley Black & Decker Swiss Holdings S.à r.l.	Luxembourg
BLACK & DECKER ASIA PACIFIC (MALAYSIA) SDN. BHD.	Malaysia
Infastech Holdings (Malaysia) Sdn Bhd	Malaysia
Infastech (Labuan) Limited	Malaysia
Infastech (Malaysia) Sdn Bhd	Malaysia
Stanley Black and Decker Malta Finance 1 Limited	Malta
Stanley Black and Decker Malta Finance 2 Limited	Malta
Stanley Black and Decker Malta Finance 3 Limited	Malta
Stanley Black & Decker Malta Finance Limited	Malta
Stanley Black & Decker Malta International Financing Limited (f.k.a. Stanley Black & Decker Cayman International Financing LLC)	Malta
Infastech (Mauritius) Limited	Mauritius
BLACK & DECKER DE REYNOSA, S. DE R.L. DE C.V.	Mexico
BLACK AND DECKER, S.A. de C.V.	Mexico
GRUPO BLACK & DECKER MEXICO, S. DE R.L. DE C.V.	Mexico
Herramientas Stanley S.A. de C.V.	Mexico
MTD Consumer Products S.A. de C.V.	Mexico
MTD Products S.A. de C.V.	Mexico
Nelson Fastener Systems de Mexico SA de CV	Mexico
Stanley Black & Decker Hermosillo, S. de R.L. de C.V.	Mexico
Stanley Black & Decker de Monterrey, S. de R.L. de C.V.	Mexico
Stanley Black and Decker Security Solutions Mexico, S.A. de C.V.	Mexico
Stanley-Bostitch Servicios S. de R.L. de C.V.	Mexico
Stanley-Bostitch, S.A. de C.V.	Mexico
STANLEY BLACK & DECKER MOROCCO SARL	Morocco
BLACK & DECKER FAR EAST HOLDINGS B.V.	Netherlands
Black & Decker Hardware Holdings B.V.	Netherlands
BLACK & DECKER HOLDINGS B.V.	Netherlands
Chiro Tools Holdings B.V.	Netherlands
NSW Fabristeel Netherlands B.V.	Netherlands
Stanley Black & Decker Asian Holdings B.V.	Netherlands
Stanley Black & Decker Netherlands B.V.	Netherlands
Stanley Engineered Fastening Benelux B.V.	Netherlands
Stanley European Holdings B.V.	Netherlands
Stanley Israel Investments B.V.	Netherlands
Stanley Works Holdings B.V.	Netherlands
MTD Products New Zealand Limited	New Zealand
Stanley Black & Decker NZ Limited	New Zealand
Stanley Black & Decker Norway AS	Norway
Stanley Black & Decker CCA, S. de R.L.	Panama

Foreign Subsidiaries (continued)
Corporate Name	Jurisdiction of Incorporation/ Organization
Stanley Black & Decker Centroamerica S. de R.L.	Panama
BLACK & DECKER DEL PERU S.A.	Peru
Stanley Black & Decker Polska Sp. z o.o.	Poland
STANLEY ENGINEERED FASTENING EASTERN EUROPE SP.Z O.O.	Poland
Stanley Fastening Systems Poland Sp. z o.o.	Poland
Stanley Black & Decker Romania SRL	Romania
Stanley Black & Decker Limited Liability Company	Russian Federation
Venus Enterprise Co., Ltd.	Samoa
Onglin International Limited	Samoa
Stanley Black & Decker Arabia Limited Company	Saudi Arabia
BLACK & DECKER ASIA PACIFIC PTE. LTD.	Singapore
Infastech (Singapore) Pte. Ltd	Singapore
INFASTECH INTELLECTUAL PROPERTIES PTE. LTD.	Singapore
INFASTECH RECEIVABLES COMPANY PTE. LTD.	Singapore
MTD Singapore Holdings Pte. Ltd.	Singapore
Stanley Works Asia Pacific Pte. Ltd.	Singapore
Stanley Black & Decker Slovakia s.r.o.	Slovakia
STANLEY BLACK & DECKER IBERICA, S.L.	Spain
Stanley Engineered Fastening Spain, S.L.U.	Spain
Stanley Black & Decker Sweden AB	Sweden
Stanley Works (Europe) GmbH	Switzerland
Besco Pneumatic Corporation	Taiwan
Compass Corporation	Taiwan
Fastener Jamher Taiwan Inc.	Taiwan
Stanley Chiro International Ltd	Taiwan
Stanley Fastening Systems Investment (Taiwan) Co.	Taiwan
Black & Decker (Thailand) Limited	Thailand
EMHART TEKNOLOGIES (THAILAND) LTD.	Thailand
Stanley Works Limited	Thailand
Stanley Black & Decker Turkey Alet Uretim, Sanayi ve Ticaret Limited Sirketi	Turkey
Stanley Black & Decker MEA FZE	United Arab Emirates
Stanley Black & Decker Middle East Trading FZE	United Arab Emirates
Advanced Turf Technology LTD	United Kingdom
Avdel Holding Limited	United Kingdom
Avdel UK Limited	United Kingdom
Aven Tools Limited	United Kingdom
Bandhart	United Kingdom
Bandhart Overseas	United Kingdom
Black & Decker	United Kingdom
Black & Decker Europe	United Kingdom
Black & Decker Finance	United Kingdom
Black & Decker International	United Kingdom
Black & Decker International Finance (UK) Limited	United Kingdom
Black & Decker International Finance Holdings (UK) Limited	United Kingdom
Dewalt Industrial Power Tool Company Ltd.	United Kingdom
Emhart International Limited	United Kingdom

Foreign Subsidiaries (continued)
Corporate Name	Jurisdiction of Incorporation/ Organization
Emhart International Holdings Ltd	United Kingdom
Stanley Black & Decker Finance Limited	United Kingdom
Stanley Black & Decker International Finance 1 Limited	United Kingdom
Stanley Black & Decker International Finance 2 Limited	United Kingdom
Stanley Black & Decker International Finance 3 Limited	United Kingdom
Stanley Black & Decker International Finance 4 Limited	United Kingdom
Stanley Black & Decker IP Holdings Limited	United Kingdom
Stanley Black & Decker UK Group Ltd.	United Kingdom
Stanley Black & Decker UK Limited	United Kingdom
Stanley Security Solutions - Europe Limited	United Kingdom
SWK (U.K.) Holding Limited	United Kingdom
Stanley UK Acquisition Company Limited	United Kingdom
Stanley UK Services Limited	United Kingdom
Stanley U.K. Holding Ltd.	United Kingdom
SWK (UK) Limited	United Kingdom
The Stanley Works Limited	United Kingdom
Tucker Fasteners Limited	United Kingdom
Compass II Co., Ltd.	Vietnam
BESCO INVESTMENT HOLDINGS Ltd.	Virgin Islands, British
C&C Enterprise Co., Ltd.	Virgin Islands, British
INFASTECH/TRI-STAR LIMITED	Virgin Islands, British
Stanley Works China Investments Limited	Virgin Islands, British